UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 12, 2015

Lions Gate Entertainment Corp.

(Exact name of registrant as specified in charter)

British Columbia, Canada

(State or Other Jurisdiction of Incorporation)

(Commission File Number) 1-14880	(IRS Employer Identification No.) N/A

(Address of principal executive offices)

250 Howe Street, 20th Floor

Vancouver, British Columbia V6C 3R8

and

2700 Colorado Avenue, Suite 200

Santa Monica, California 90404

(Registrant’s telephone number, including area code) (877) 848-3866

NO CHANGE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Directors

As previously disclosed, on November 10, 2015, Lions Gate Entertainment Corp. (the “Company”) entered into an investor rights agreement with Liberty Global Incorporated Limited (“Liberty”), a limited company organized under the laws of the United Kingdom and a wholly owned subsidiary of Liberty Global plc, Discovery Lightning Investments Ltd. (“Discovery”), a limited company organized under the laws of the United Kingdom and a wholly owned subsidiary of Discovery Communications, Inc., Liberty Global plc, a public limited company organized under the laws of England and Wales, Discovery Communications, Inc., a Delaware corporation, and certain affiliates of MHR Fund Management, LLC (“MHR Fund Management”) (the “Investor Rights Agreement”).

Pursuant to the Investor Rights Agreement, on November 12, 2015, the Company expanded the size of its Board of Directors (the “Board”) to 14 members and appointed (a) Michael T. Fries, President and Chief Executive Officer of Liberty Global plc, (b) David M. Zaslav, President and Chief Executive Officer of Discovery Communications, Inc., and (c) Emily Fine, a Principal of MHR Fund Management, as directors to fill the resulting vacancies (collectively, the “new directors”).

The Board has determined that each of the new directors qualifies as an “independent” director of the Company under the New York Stock Exchange listing standards. The new directors have not yet been appointed to serve as a member of any Board committee.

Except as disclosed in this Section 5.02 and in the Current Report on Form 8-K filed by the Company on November 10, 2015, there are no arrangements or understandings pursuant to which the new directors were appointed as directors. There are no family relationships among any of the Company’s directors, executive officers and the new directors. Moreover, except as disclosed in this Section 5.02 and in the Current Report on Form 8-K filed by the Company on November 10, 2015, there are no related party transactions between the Company and the new directors reportable under Item 404(a) of Regulation S-K.

The new directors will participate in the current director compensation arrangements applicable to non-employee directors as described in “Information Regarding the Board of Directors and Committees of the Board of Directors—Director Compensation” in the Company’s Proxy Statement filed with the Securities and Exchange Commission on July 29, 2015. The Company intends to enter into its standard form of director indemnity agreement with each of the new directors.

ITEM 8.01	Other Events.

On November 12, 2015, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, as underwriter (the “Underwriter”), Liberty, Discovery and Bank of America, N.A. (the “Counterparty”) in connection with a registered underwritten secondary public offering (the “Offering”) of the Company’s common shares, no par value (“Shares”). Subject to the terms of the Underwriting Agreement, the Counterparty agreed to sell to the Underwriter, and the Underwriter agreed to purchase from the Counterparty, an aggregate of 3,398,500 Shares (the “Underwritten Shares”). The Company will not receive any proceeds from the sale of Underwritten Shares.

In addition, the Counterparty or its affiliates or agents will sell from time to time up to an additional 1,601,500 Shares (the “Additional Shares”) under the Registration Statement (as defined below). The Additional Shares will not be included in the Offering and will not be underwritten by the Underwriter.

The Underwritten Shares and the Additional Shares have been registered pursuant to the automatically effective registration statement on Form S-3 (Registration Statement No. 333-207964) (the “Registration Statement”) filed with the Securities and Exchange Commission on November 12, 2015.

A copy of the Underwriting Agreement is filed herewith as Exhibit 1.1 and is incorporated herein by reference, and the description of the terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit. The Underwriting Agreement is also filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

This Current Report does not constitute an offer to sell or a solicitation of an offer to buy nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Any offer, if at all, will be made only by means of the prospectus forming a part of the effective Registration Statement.

On November 12, 2015, the Company issued a press release announcing the Offering. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

In addition, on November 13, 2015, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated by reference into this Item 8.01.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description of Document

1.1	Underwriting Agreement, dated November 12, 2015, by and among Lions Gate Entertainment Corp., J.P. Morgan Securities LLC, Liberty Global Incorporated Limited, Discovery Lightning Investments Ltd. and Bank of America, N.A.

99.1	Press release, dated November 12, 2015.

99.2	Press release, dated November 13, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2015

LIONS GATE ENTERTAINMENT CORP.
(Registrant)

By:	/s/ Wayne Levin
Name:	Wayne Levin
Title:	General Counsel and Chief Strategic Officer

EXHIBIT INDEX

Exhibit Number	Description of Document

1.1	Underwriting Agreement, dated November 12, 2015, by and among Lions Gate Entertainment Corp., J.P. Morgan Securities LLC, Liberty Global Incorporated Limited, Discovery Lightning Investments Ltd. and Bank of America, N.A.

99.1	Press release, dated November 12, 2015.

99.2	Press release, dated November 13, 2015.